EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BOOMERS’ CULTURAL DEVELOPMENT, INC. (the  "Company") on Form 10-QSB for the period ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, Lorena Jensen, Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

                                                  /s/ Lorena Jensen

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Date: January 13, 2006              Lorena Jensen

                                                   Chief Financial Officer